UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N‑CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑22426

Name of Fund:	BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800) 882‑0052, Option 4
Date of fiscal year end: 12/31/2023
Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BBN	$0.456342	$—	$—	$0.151058		$0.607400	75%	—%	—%	25%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.
Managed Distribution Plan
The Trust, with the approval of the Trust’s Board of Trustees (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes a fixed amount of $0.092900 per share on a monthly basis.
The fixed amount distributed per share is subject to change at the discretion of the Board. The Trust is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Trust’s prospectus for a more complete description of the Trust’s risks.

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The Markets in Review
Dear Shareholder,
Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.
Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.
Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.
While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN)

Investment Objective
BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.
The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.
Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.
The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in BlackRock Advisors, LLC’s (the “Manager”) view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals, or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.
As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).
As of June 30, 2023, 54% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. Any interruption, delay, reduction and/or offset of the reimbursement from the U.S. Treasury may reduce the demand for direct pay BABs and/or potentially trigger extraordinary call features of the BABs. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from its original level as the result of budgetary sequestration. The extraordinary call features of some BABs permit early redemption at par value, and the reduction in the subsidy issuers of direct pay BABs receive from the U.S. Treasury has resulted, and may continue to result, in early redemptions of some BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, who may have purchased the securities at prices above par, and may require such investors to reinvest redemption proceeds in lower-yielding securities. As of the date of this report, the Trust did not own any BABs subject to a par value extraordinary call feature. Additionally, many BABs also have more typical call provisions that permit early redemption at a stated spread to an applicable prevailing U.S. Treasury rate. Early redemptions in accordance with these call provisions may likewise result in potential losses for the Trust and give rise to reinvestment risk, which could reduce the Trust’s income and distributions.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BBN

Initial Offering Date	August 27, 2010

Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 16.59)(a)	6.72%

Current Monthly Distribution per Common Share(b)	$0.092900

Current Annualized Distribution per Common Share(b)	$1.114800

Leverage as of June 30, 2023(c)	33%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

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Trust Summary as of June 30, 2023 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Taxable Municipal Bond Overview
Taxable municipal bonds typically trade at a spread (or additional yield) relative to U.S. Treasury bonds with similar maturities. During the performance period, yields on Treasury bonds increased at the two and five-year spots of the yield curve while decreasing in the ten and thirty-year spots in a flattening trend. However, most of the moves in interest rates over the period were not large. With this mixed interest rate environment, the Bloomberg Taxable Municipal Bond Index (un-levered) gained 5.03% for the six-month period ended June 30, 2023.
Spreads on taxable municipals bonds ended the period decidedly tighter at this broad index level which contributed to performance (prices fall as spreads widen). Spreads of taxable municipal bonds tend to follow those of corporate investment grade bond spreads, although usually with more muted volatility. Spreads of corporate investment grade paper also tightened during the performance but to a lesser degree while exhibiting greater volatility. Taxable municipal valuations ended the period at somewhat stretched valuations relative to corporate investment grade bonds. However, fundamental credit trends have been solid in the municipal sector and the asset class continues to experience more credit upgrades than downgrades. Further, many technical aspects of the taxable municipal market remain very supportive of the asset class which certainly assisted with the strong relative performance. New issue supply of taxable municipals declined markedly during the performance period. This can be attributed to the rise in interest rates which negated any savings for issuers given that much of recent years new issuance was to advance refund prior tax-exempt issues. Lower supply can also be attributed to the strong overall health of most issuers. The lower amount of supply helped enable tighter credit spreads during the period but also somewhat limited the opportunity set.
Demand trends in the asset class largely remained intact which is to say solid given its high quality, long duration and less volatile nature, especially now at much higher all-in yields. Additionally, the market witnessed a new positive technical whereby the issuers of municipal debt tendered to repurchase it from investors at above market prices. The mechanics of the tenders involved the issuers being able to qualify to issue tax-exempt debt (at lower yields) to fund the tender of the taxable municipal debt. Not only were investors able to take advantage of attractive tender levels but this dynamic also assisted the overall market in that this provided capital to be re-invested in the asset class.
Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low

Closing Market Price	$16.59	$16.84	(1.48)%	$18.30	$16.44

Net Asset Value	17.93	17.30	3.64	18.75	17.30
Performance
Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	7.31%	0.05%	1.12%	4.98%

Trust at Market Price(a)(b)	2.00	(6.65)	0.55	4.93

Bloomberg Taxable Municipal Bond Index(c)	4.75	(0.29)	1.56	3.43

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that is a flagship measure of the taxable municipal bond market over 1 year to maturity. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies if all three rate the bond: Moody’s, S&P, Fitch.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
On an absolute basis, the Trust benefited from tightening yield spreads across the taxable municipal bond space. Holdings in longer-maturity bonds contributed, since tightening in this area was most pronounced. At the sector level, holdings in the state tax-backed, local tax-backed and utilities sectors contributed positively.
The Trust’s use of leverage became less beneficial at a time in which rising short-term interest rates increased the cost of financing. The Trust used U.S. Treasury futures to manage interest rate risk, which was a slight detractor from performance.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2023 (continued)	BlackRock Taxable Municipal Bond Trust (BBN)

Describe recent portfolio activity.
The Trust’s duration remained in a narrow range but below that of the benchmark throughout the period. The Trust increased its allocation to taxable municipal securities in the 10- to 12-year and 15- to 18-year maturity ranges, and it decreased its positions in bonds with maturities of 20 to 25 years. The Trust increased its allocation to the education sector. Overall credit quality improved, with the portfolio’s weighting in A rated bonds rising while its weighting in BBB rated issues fell. New issuance of taxable municipals was generally low, which—together with tighter yield spreads—limited the opportunity set to some degree. The Trust also sought to add somewhat shorter-term securities to capitalize on the inversion of the yield curve.
Describe portfolio positioning at period end.
The Trust’s duration was below the benchmark and at a similar level compared to the start of 2023. The Trust remained overweight in lower-quality securities (those rated A and lower) and underweight in higher-quality issues. Additionally, the Trust was overweight in longer-maturity municipal bonds (15 years and longer) and underweight in shorter-dated debt. The Trust was overweight in the tobacco and utilities sectors and underweight in state tax-backed bonds and school districts.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	23.4%

Utilities	17.8

State	15.8

Education	15.1

Transportation	14.2

Tobacco	6.6

Corporate	2.4

Health Care Providers & Services	2.0

Other*	2.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.4%

AA/Aa	43.2

A	32.9

BBB/Baa	9.9

BB/Ba	3.1

B	1.7

CCC/Caa	—	(e)

N/R(f)	4.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2023	1.0%

2024	0.6

2025	2.1

2026	—

2027	1.7

(a)	Excludes short-term securities.
(b)
For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

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Schedule of Investments (unaudited) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Education — 3.3%
Grand Canyon University, 5.13%, 10/01/28	$ 9,377	$8,490,874
Massachusetts Higher Education Assistance Corp., Series 2021, 2.67%, 07/01/31	2,500	1,970,570
Rensselaer Polytechnic Institute, Series 2018, 5.25%, 09/01/48	18,190	16,993,513
Wesleyan University, 4.78%, 07/01/2116(a)	11,000	9,291,246

		36,746,203

Financial Services — 0.3%
Western Group Housing LP, 6.75%, 03/15/57(b)	2,407	2,558,472

Health Care Providers & Services — 2.9%
Baptist Health Obligated Group, Series 2019, 4.10%, 12/01/49	6,300	4,915,812
Ochsner Clinic Foundation, 5.90%, 05/15/45(a)	5,000	5,014,002
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48(a)	5,065	4,548,193
West Virginia United Health System Obligated Group, Series 2018, 4.92%, 06/01/48	20,000	17,854,270

		32,332,277

Real Estate Management & Development — 0.7%
Bridge Housing Corp., 3.25%, 07/15/30	9,020	7,891,505

Total Corporate Bonds — 7.2% (Cost: $89,519,307)		79,528,457

Municipal Bonds

Alabama — 0.1%
Jacksonville Public Educational Building Authority, RB, (AGM), 7.00%, 08/01/46	1,365	1,496,589

Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41(a)	24,545	24,181,145

California — 28.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Series B, Senior Lien, 0.00%, 10/01/42(c)	5,000	1,678,105
Alameda County Joint Powers Authority, RB, BAB, Series A, 7.05%, 12/01/44	11,000	13,476,089
Bay Area Toll Authority, RB, BAB(a)
Series S-1, 6.92%, 04/01/40	13,700	16,117,529
Series S-3, 6.91%, 10/01/50	14,000	17,904,950
California Infrastructure & Economic Development Bank, RB, 5.50%, 01/01/38(b)	4,900	3,959,768
California State Public Works Board, RB, BAB, Series G-2, 8.36%, 10/01/34	18,145	22,503,175
California State University, Refunding RB, Series B, 2.80%, 11/01/41	5,000	3,761,115
City of Chula Vista California, RB
2.40%, 06/01/36	1,275	926,535
2.91%, 06/01/45	5,000	3,325,710
City of Huntington Beach California, Refunding RB
2.91%, 06/15/35	2,000	1,584,858
3.28%, 06/15/40(a)	6,000	4,624,050
3.38%, 06/15/44	6,500	4,928,007
City of Orange California, RB, (BAM), 3.12%, 06/01/44	2,000	1,419,412

Security	Par (000)	Value

California (continued)
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, Series DE, 6.00%, 11/01/40(a)	$ 21,255	$23,328,383
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29(a)	11,610	11,939,631
Golden State Tobacco Securitization Corp., Refunding RB (SAP), 3.12%, 06/01/38	11,410	8,834,021
Series A-1, 4.21%, 06/01/50	35,775	27,384,188
Imperial Irrigation District, RB, (AMBAC), 6.94%, 01/01/26	1,615	1,642,271
Inland Empire Tobacco Securitization Corp., Refunding RB, 3.68%, 06/01/38	6,285	6,021,539
Los Angeles Community College District, GO, BAB, 6.60%, 08/01/42	10,000	12,144,870
Orange County Local Transportation Authority Sales Tax Revenue, Refunding RB, BAB, Series A, 6.91%, 02/15/41(a)	5,000	5,728,605
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 07/01/43	3,795	3,707,605
San Joaquin Hills Transportation Corridor Agency, Refunding RB, Series B, (AGM), 3.49%, 01/15/50	7,200	5,645,686
State of California, GO, BAB
7.55%, 04/01/39(a)	9,035	11,340,913
7.35%, 11/01/39(a)	5,000	6,047,210
7.63%, 03/01/40	8,950	11,214,010
7.60%, 11/01/40(a)	15,000	19,159,710
State of California, Refunding GO, 5.13%, 03/01/38	10,010	9,982,733
University of California, RB, BAB
5.95%, 05/15/45(a)	24,000	26,083,416
6.30%, 05/15/50	27,010	28,627,170

		315,041,264

Colorado — 3.8%
Colorado Health Facilities Authority, Refunding RB, Series B, 4.48%, 12/01/40	9,485	7,955,828
Denver City & County School District No. 1, Refunding COP, Series B, 7.02%, 12/15/37	6,000	6,915,144
Regional Transportation District, COP, BAB, Series B, 7.67%, 06/01/40(a)	23,000	27,758,286

		42,629,258

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series G-2, 4.25%, 07/01/27(b)	3,935	3,775,754

District of Columbia — 2.4%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, BAB, Series D, 8.00%, 10/01/47(a)	10,750	14,361,591
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	9,235	11,900,203

		26,261,794

Florida — 3.4%
Capital Trust Agency, Inc., RB(b)
5.00%, 01/01/25	310	308,601
5.50%, 06/15/26	445	429,957
Excelsior Academies, Inc., RB, Series C, 5.25%, 11/01/25	350	346,305

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB(b)
6.75%, 12/15/28	$ 690	$697,418
Class B, 5.00%, 06/15/25	285	281,094
Series B, 5.75%, 06/15/25	505	496,935
Series D, 5.75%, 12/15/26	650	627,206
Florida Development Finance Corp., Refunding RB, Series B, 4.11%, 04/01/50	12,250	9,972,688
Miami-Dade County Educational Facilities Authority, Refunding RB, Series B, 5.07%, 04/01/50	12,250	11,858,919
Miami-Dade County Industrial Development Authority, RB, 5.25%, 11/01/25	125	123,651
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36	13,500	12,836,840

		37,979,614

Georgia — 6.1%
East Point Business & Industrial Development Authority, RB, Series B, 5.25%, 06/15/31(b)	860	848,208
Municipal Electric Authority of Georgia, Refunding RB, BAB
6.64%, 04/01/57	25,750	29,410,414
6.66%, 04/01/57	23,800	27,081,853
7.06%, 04/01/57	9,535	10,037,247

		67,377,722

Hawaii — 0.7%
State of Hawaii, GO, Series GK, 6.05%, 10/01/36	5,000	5,424,840
State of Hawaii, Refunding GO, Series GC, 2.37%, 10/01/35	2,500	1,930,513

		7,355,353

Idaho — 0.1%
Idaho Housing & Finance Association, RB
Series B, 4.75%, 06/15/29(b)	235	217,785
Series B, 7.15%, 06/15/31	545	491,761

		709,546

Illinois — 16.5%
Chicago Board of Education, GO, 6.32%, 11/01/29	9,465	9,492,884
Chicago Board of Education, GO, BAB
6.04%, 12/01/29	12,935	12,781,112
6.14%, 12/01/39	370	346,594
6.52%, 12/01/40	9,745	9,338,692
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	1,500	1,711,330
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB(a)
Series A, 6.90%, 12/01/40	3,965	4,477,865
Series B, 6.90%, 12/01/40	4,765	5,448,325
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40(a)	16,015	17,457,343
City of Chicago Illinois Wastewater Transmission Revenue, RB, BAB, Series B, 2nd Lien, 6.90%, 01/01/40	36,000	39,674,664
City of Chicago Illinois Waterworks Revenue, RB, BAB, Series B, 6.74%, 11/01/40	15,250	17,256,031

Security	Par (000)	Value

Illinois (continued)
Illinois Municipal Electric Agency, RB, BAB, 7.29%, 02/01/35(a)	$ 15,000	$16,760,550
Northern Illinois Municipal Power Agency, RB, BAB, 7.82%, 01/01/40	5,000	6,115,200
State of Illinois, GO, BAB
6.73%, 04/01/35	5,834	6,111,496
7.35%, 07/01/35(a)	33,294	35,729,147

		182,701,233

Indiana — 1.7%
Indiana Finance Authority, RB, BAB, Series B, 6.60%, 02/01/39(a)	7,900	8,943,195
Indiana Municipal Power Agency, RB, BAB, Series A, 5.59%, 01/01/42	10,000	10,332,610

		19,275,805

Kentucky — 1.3%
Westvaco Corp., RB, 7.67%, 01/15/27(b)	13,800	14,367,415

Louisiana — 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A3, 5.20%, 12/01/39	9,750	9,846,996

Maryland — 1.1%
Maryland Economic Development Corp., RB, 4.00%, 04/01/34	14,385	11,453,136
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 6.25%, 03/01/27(b)	1,000	971,430

		12,424,566

Massachusetts — 4.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, BAB, 5.73%, 06/01/40(a)	5,000	5,289,100
Commonwealth of Massachusetts, Refunding GO, Series C, 2.03%, 07/01/35	10,000	7,472,030
Massachusetts Educational Financing Authority, RB
Series A, 3.61%, 07/01/36	9,270	7,992,427
Series A, 5.95%, 07/01/44	15,000	14,929,125
Massachusetts Educational Financing Authority, Refunding RB, Series A, 4.95%, 07/01/38	17,295	16,054,257

		51,736,939

Michigan — 4.1%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 2.37%, 07/01/32	6,600	5,411,861
Michigan Finance Authority, RB
6.38%, 06/01/33(b)	1,000	968,837
Series D, 5.02%, 11/01/43	7,500	6,973,785
Michigan Finance Authority, Refunding RB, CAB, Series B, 0.00%, 06/01/45(c)	50,000	10,971,050
Michigan State University, RB, BAB, Series A, 6.17%, 02/15/50(a)	5,500	5,752,400
Michigan State University, Refunding RB, Series A, 4.50%, 08/15/48	14,575	13,159,418

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB, 2.58%, 09/01/35	$ 1,800	$1,407,089
Western Michigan University, Refunding RB, Series B, (AGM), 2.88%, 11/15/43	1,500	1,059,378

		45,703,818

Minnesota — 1.3%
Southern Minnesota Municipal Power Agency, Refunding RB, BAB, Series A, 5.93%, 01/01/43	8,000	8,435,232
Western Minnesota Municipal Power Agency, RB, BAB, 6.77%, 01/01/46	5,000	6,092,800

		14,528,032

Mississippi — 0.5%
Mississippi Development Bank, RB, BAB, 6.41%, 01/01/40	5,000	5,457,945

Missouri — 1.9%
Curators of the University of Missouri, RB, BAB, 5.79%, 11/01/41(a)	7,000	7,599,144
Missouri Joint Municipal Electric Utility Commission, RB, BAB, 7.73%, 01/01/39	11,000	13,273,161

		20,872,305

Nevada — 0.4%
City of North Las Vegas Nevada, GO, BAB, 6.57%, 06/01/40	1,420	1,519,184
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	2,000	2,436,026

		3,955,210

New Hampshire — 1.2%
New Hampshire Business Finance Authority, Refunding RB
3.30%, 04/01/32	12,895	9,998,422
2.87%, 07/01/35	4,875	3,407,571

		13,405,993

New Jersey — 10.7%
New Jersey Economic Development Authority, RB
Series A, (NPFGC), 7.43%, 02/15/29(a)	20,974	22,537,926
Series B, 7.00%, 06/15/30	3,750	3,753,900
New Jersey Educational Facilities Authority, Refunding RB, (AGM), 3.51%, 07/01/42(a)	13,500	10,500,151
New Jersey Institute of Technology, Refunding RB, Series B, 3.42%, 07/01/42	7,500	6,178,838
New Jersey Transportation Trust Fund Authority, RB, BAB, Series C, 5.75%, 12/15/28	4,500	4,518,351
New Jersey Transportation Trust Fund Authority, Refunding RB
4.08%, 06/15/39	7,230	6,393,041
4.13%, 06/15/42	16,765	14,655,158
New Jersey Turnpike Authority, RB, BAB(a)
Series A, 7.10%, 01/01/41	34,000	41,463,034
Series F, 7.41%, 01/01/40	6,790	8,510,844

		118,511,243

New York — 8.4%
City of New York New York, Refunding GO, Series D, 2.17%, 08/01/34	7,285	5,553,603
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	2,220	2,359,301
7.34%, 11/15/39(a)	13,245	16,464,502
Series TR, 6.69%, 11/15/40(a)	13,000	13,765,037

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49	$ 4,370	$3,997,256
New York City Housing Development Corp., RB, M/F Housing, Series B, 3.10%, 11/01/45	1,310	916,501
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.57%, 11/01/38(a)	19,000	19,890,967
New York State Dormitory Authority, RB, BAB, Series H, 5.39%, 03/15/40(a)	15,000	15,671,820
New York State Dormitory Authority, Refunding RB, Series B, 5.75%, 07/01/24(d)	6,010	6,018,035
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-3, 2.51%, 05/15/35	10,390	8,208,682

		92,845,704

Ohio — 6.1%
American Municipal Power, Inc., RB, Series B, 7.83%, 02/15/41	10,000	12,478,550
American Municipal Power, Inc., Refunding RB, BAB, Series B, 6.45%, 02/15/44	10,000	11,185,730
Franklin County Convention Facilities Authority, RB, BAB, 6.64%, 12/01/42(a)	30,575	34,548,527
Ohio University, RB, 5.59%, 12/01/2114	10,100	9,633,562

		67,846,369

Oklahoma — 1.6%
Oklahoma Development Finance Authority, RB Class A3, 4.71%, 05/01/52	3,695	3,560,638
Series A-3, 5.09%, 02/01/52(a)	6,750	6,705,754
Series B, 11.00%, 09/01/41(b)	3,000	3,241,605
Oklahoma Municipal Power Authority, RB, BAB, 6.44%, 01/01/45(a)	3,500	3,988,082

		17,496,079

Pennsylvania — 3.6%
Commonwealth Financing Authority, RB
Series A, 4.14%, 06/01/38	10,635	9,572,085
Series A, 3.81%, 06/01/41	6,110	5,224,685
Pennsylvania Economic Development Financing Authority, RB, BAB, Series B, 6.53%, 06/15/39	23,050	24,949,689

		39,746,459

Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A1, Restructured, 5.00%, 07/01/58	3,465	3,368,891
Series A2, Restructured, 4.55%, 07/01/40	14,899	11,740,487
Series A-2, Restructured, 4.78%, 07/01/58	12,447	11,841,628
Series A-2, Restructured, 4.33%, 07/01/40	5,000	4,772,850

		31,723,856

South Carolina — 3.0%
Charleston Educational Excellence Finance Corp., Refunding RB, 1.87%, 12/01/29	10,000	8,348,100
South Carolina Jobs-Economic Development Authority, RB, 7.35%, 08/15/30(b)	710	698,242
South Carolina Public Service Authority, RB, BAB, Series C, (AGM-CR), 6.45%, 01/01/50(a)	11,290	13,681,278
South Carolina Public Service Authority, Refunding RB Series C, 5.78%, 12/01/41	4,595	4,879,862

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued)
Series D, (AGM), 6.45%, 12/01/42	$ 2,870	$3,209,679
South Carolina Student Loan Corp., RB, Series A, 3.59%, 12/01/39	2,990	2,579,240

		33,396,401

Tennessee — 4.4%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series B, 5.45%, 07/01/45	5,875	4,622,244
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, BAB, Series A2, 7.43%, 07/01/43(a)	35,105	41,102,654
Tennessee State School Bond Authority, Refunding RB, 2.56%, 11/01/41	4,525	3,312,920

		49,037,818

Texas — 4.1%
Arlington Higher Education Finance Corp., RB(b)
5.50%, 04/01/30	500	491,556
6.50%, 11/01/32	1,280	1,315,348
Arlington Higher Education Finance Corp., Refunding RB, Series B, 4.00%, 08/15/28	1,355	1,310,381
City of San Antonio Texas Customer Facility Charge Revenue, ARB, 5.87%, 07/01/45	7,500	7,516,680
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48(a)	2,500	2,573,105
New Hope Higher Education Finance Corp., RB, 5.00%, 06/15/27(b)	390	371,424
Port Beaumont Navigation District, Refunding RB, Series B, 6.00%, 01/01/25(b)	1,085	1,026,895
Port of Beaumont Industrial Development Authority, RB, 4.10%, 01/01/28(b)	13,455	10,782,178
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	25,000	20,189,400

		45,576,967

Utah — 2.9%
Utah Transit Authority, RB, BAB, 5.71%, 06/15/40(a)	26,405	28,330,294
Utah Transit Authority, Refunding RB, Series B, Senior Lien, 3.44%, 12/15/42	5,000	4,027,050

		32,357,344

Virginia — 2.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 06/01/46	29,630	26,639,741
Virginia Housing Development Authority, RB, M/F Housing
Series D, 3.52%, 06/01/40	4,000	3,225,440
Series F, 3.13%, 07/01/45	3,425	2,473,093

		32,338,274

Washington — 2.1%
University of Washington, Refunding RB, Series B, 3.35%, 07/01/41	2,500	2,056,195
Washington State Convention Center Public Facilities District, RB, BAB, 6.79%, 07/01/40	19,415	21,434,218

		23,490,413

Security	Par (000)	Value

West Virginia — 2.4%
Tobacco Settlement Finance Authority, RB, Series B, 0.00%, 06/01/47(c)	$ 1,600	$145,336
Tobacco Settlement Finance Authority, Refunding RB
Class 1, 4.31%, 06/01/49	20,000	15,319,120
Class 2, 4.88%, 06/01/49	12,020	10,784,440

		26,248,896

Wisconsin — 0.3%
Public Finance Authority, RB
4.75%, 06/15/25(b)	495	489,833
5.38%, 06/15/28(b)	400	385,263
5.25%, 01/01/31(b)	1,205	1,149,751
Class S, 5.25%, 06/15/26(b)	140	135,993
Series B, 6.00%, 06/15/24	155	152,648
Public Finance Authority, Refunding RB, Series B, 6.13%, 10/01/49(b)	1,470	1,311,233

		3,624,721

Total Municipal Bonds — 138.5% (Cost: $1,486,069,338)		1,535,324,840

Total Long-Term Investments — 145.7% (Cost: $1,575,588,645)		1,614,853,297

	Shares

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(e)(f)	6,626,732	6,626,732

Total Short-Term Securities — 0.6% (Cost: $6,626,732)		6,626,732

Total Investments — 146.3% (Cost: $1,582,215,377)		1,621,480,029
Liabilities in Excess of Other Assets — (46.3)%		(513,270,920)

Net Assets — 100.0%		$1,108,209,109

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,702,583	$—	$(5,075,851	)(a)	$—	$—	$6,626,732	6,626,732	$432,608	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non‑Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)

Barclays Bank PLC	4.80	%(b)	05/30/23	Open		$8,676,250	$8,712,112	Corporate Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		19,296,080	19,384,976	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		7,757,575	7,793,314	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		6,210,000	6,238,609	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		11,765,000	11,819,201	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		3,707,275	3,724,354	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		13,953,069	14,017,350	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	05/30/23	Open		14,025,375	14,089,989	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.40	(b)	05/30/23	Open		35,586,087	35,751,563	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.40	(b)	05/30/23	Open		12,856,250	12,916,032	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.40	(b)	05/30/23	Open		11,160,113	11,212,007	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.40	(b)	05/30/23	Open		14,089,369	14,154,884	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.25	(b)	05/30/23	Open		4,787,500	4,809,143	Corporate Bonds	Open/Demand

RBC Capital Markets, LLC	5.25	(b)	05/30/23	Open		4,330,575	4,350,153	Corporate Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		5,587,500	5,613,722	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		13,330,000	13,392,558	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		21,972,356	22,075,474	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		24,540,000	24,655,168	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		12,531,900	12,590,713	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		30,835,000	30,979,710	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		23,992,737	24,105,337	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	05/30/23	Open		4,290,000	4,310,133	Municipal Bonds	Open/Demand

TD Securities (USA) LLC	5.25	(b)	05/30/23	Open		41,380,019	41,567,091	Municipal Bonds	Open/Demand

TD Securities (USA) LLC	5.28	(b)	05/30/23	Open		10,898,469	10,948,020	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.30	(b)	06/20/23	Open		5,900,606	5,909,293	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		17,717,500	17,743,830	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		10,425,000	10,440,493	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		13,552,500	13,572,641	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		6,825,000	6,835,143	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		4,725,000	4,732,022	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		7,830,875	7,842,513	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		2,190,625	2,193,881	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		15,995,000	16,018,770	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		13,781,250	13,801,730	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.35	(b)	06/20/23	Open		3,381,875	3,386,901	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.40	(b)	06/20/23	Open		12,900,000	12,919,350	Municipal Bonds	Open/Demand

Barclays Bank PLC	5.45	(b)	06/20/23	Open		4,854,344	4,861,693	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	06/20/23	Open		5,545,625	5,554,020	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	06/20/23	Open		20,575,000	20,606,148	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	06/20/23	Open		5,775,000	5,783,743	Municipal Bonds	Open/Demand

RBC Capital Markets, LLC	5.45	(b)	06/20/23	Open		5,075,000	5,082,683	Municipal Bonds	Open/Demand
RBC Capital Markets, LLC	5.45	(b)	06/22/23	Open		27,968,750	28,002,623	Municipal Bonds	Open/Demand

						$542,577,449	$544,499,090

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN)

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	831	09/20/23	$93,332	$1,702,301
U.S. Long Bond	1,130	09/20/23	143,651	1,259,863

				$2,962,164

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,962,164	$—	$2,962,164

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(806,688)	$—	$(806,688)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(564,531)	$—	$(564,531)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$255,459,079

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets

Investments

Long-Term Investments

Corporate Bonds	$—	$79,528,457	$—	$79,528,457

Municipal Bonds	—	1,535,324,840	—	1,535,324,840

Short-Term Securities

Money Market Funds	6,626,732	—	—	6,626,732

	$6,626,732	$1,614,853,297	$—	$1,621,480,029

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Taxable Municipal Bond Trust (BBN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)

Assets

Interest Rate Contracts	$2,962,164	$—	$—	$2,962,164

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $544,499,090 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Statement of Assets and Liabilities (unaudited)
June 30, 2023

BBN

ASSETS
Investments, at value — unaffiliated(a)	$1,614,853,297
Investments, at value — affiliated(b)	6,626,732
Cash pledged:
Collateral — reverse repurchase agreements	1,563,000
Futures contracts	6,557,000
Receivables:
Investments sold	2,185,000
Dividends — affiliated	72,835
Interest — unaffiliated	24,278,678
Deferred offering costs	189,960

Total assets	1,656,326,502

LIABILITIES
Reverse repurchase agreements, at value	544,499,090
Payables:
Accounting services fees	78,922
Custodian fees	9,472
Income dividend distributions	104,216
Investment advisory fees	1,516,744
Trustees’ and Officer’s fees	457,324
Other accrued expenses	26,501
Professional fees	126,078
Transfer agent fees	48,546
Variation margin on futures contracts	1,250,500

Total liabilities	548,117,393

Commitments and contingent liabilities
NET ASSETS	$1,108,209,109

NET ASSETS CONSIST OF
Paid-in capital(c)(d)(e)	$1,172,889,288
Accumulated loss	(64,680,179)

NET ASSETS	$1,108,209,109

Net asset value	$17.93

(a) Investments, at cost — unaffiliated	$1,575,588,645
(b) Investments, at cost — affiliated	$6,626,732
(c) Shares outstanding	61,792,514
(d) Shares authorized	Unlimited
(e) Par value	$0.001
See notes to financial statements.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)
Six Months Ended June 30, 2023

BBN

INVESTMENT INCOME
Dividends — affiliated	$432,608
Interest — unaffiliated	46,047,274

Total investment income	46,479,882

EXPENSES
Investment advisory	4,559,593
Accounting services	88,314
Transfer agent	56,632
Trustees and Officer	45,600
Professional	35,187
Registration	14,737
Custodian	12,484
Printing and postage	5,324
Miscellaneous	11,799

Total expenses excluding interest expense	4,829,670
Interest expense	14,156,756

Total expenses	18,986,426
Less:
Fees waived and/or reimbursed by the Manager	(6,818)

Total expenses after fees waived and/or reimbursed	18,979,608

Net investment income	27,500,274

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(21,581,764)
Futures contracts	(806,688)

(22,388,452)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	72,254,481
Futures contracts	(564,531)

71,689,950

Net realized and unrealized gain	49,301,498

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,801,772

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BBN

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,500,274		$70,324,962
Net realized gain (loss)	(22,388,452)		2,097,099
Net change in unrealized appreciation (depreciation)	71,689,950		(472,605,404)

Net increase (decrease) in net assets resulting from operations	76,801,772		(400,183,343)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(37,530,942	)(b)	(63,103,761)
Return of capital	—		(17,944,830)

Decrease in net assets resulting from distributions to shareholders	(37,530,942)		(81,048,591)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	107,947		40,961,004
Reinvestment of distributions	—		963,489

Net increase in net assets derived from capital share transactions	107,947		41,924,493

NET ASSETS
Total increase (decrease) in net assets	39,378,777		(439,307,441)
Beginning of period	1,068,830,332		1,508,137,773

End of period	$1,108,209,109		$1,068,830,332

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows (unaudited)
Six Months Ended June 30, 2023

BBN

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$76,801,772
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	111,528,738
Purchases of long-term investments	(86,200,552)
Net proceeds from sales of short-term securities	5,075,851
Amortization of premium and accretion of discount on investments and other fees	(673,636)
Net realized loss on investments	21,581,764
Net unrealized appreciation on investments	(72,254,481)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(33,982)
Interest — unaffiliated	686,264
Variation margin on futures contracts	1,428,970
Prepaid expenses	8,199
Deferred offering costs	(1,199)

Increase (Decrease) in Liabilities
Collateral — reverse repurchase agreements	(2,865,304)
Payables
Accounting services fees	13,928
Custodian fees	2,740
Interest expense	(1,111,391)
Investment advisory fees	738,760
Trustees’ and Officer’s fees	(20,017)
Other accrued expenses	9,210
Professional fees	(33,301)
Transfer agent fees	3,716
Variation margin on futures contracts	1,250,500

Net cash provided by operating activities	55,936,549

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(37,426,726)
Decrease in bank overdraft	(419,487)
Proceeds from issuance of capital shares	107,947
Net borrowing of reverse repurchase agreements	(18,142,283)

Net cash used for financing activities	(55,880,549)

CASH
Net increase in restricted and unrestricted cash	56,000
Restricted and unrestricted cash at beginning of period	8,064,000

Restricted and unrestricted cash at end of period	$8,120,000

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$15,268,147

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged
Collateral — reverse repurchase agreements	$1,563,000
Futures contracts	6,557,000

$8,120,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights
(For a share outstanding throughout each period)

	BBN

	Six Months Ended 06/30/23 (unaudited)		Year Ended 12/31/22	Period from 08/01/21 to 12/31/21		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19	Year Ended 07/31/18

Net asset value, beginning of period	$17.30		$25.27	$26.02		$25.48	$24.32	$23.03	$23.45

Net investment income(a)	0.45		1.16	0.55		1.32	1.44	1.38	1.47
Net realized and unrealized gain (loss)	0.79		(7.80)	(0.57)		0.61	1.06	1.33	(0.32)

Net increase (decrease) from investment operations	1.24		(6.64)	(0.02)		1.93	2.50	2.71	1.15

Distributions(b)
From net investment income	(0.61	)(c)	(1.03)	(0.67)		(1.38)	(1.34)	(1.41)	(1.57)
Return of capital	—		(0.30)	(0.06)		(0.01)	—	(0.01)	—

Total distributions	(0.61)		(1.33)	(0.73)		(1.39)	(1.34)	(1.42)	(1.57)

Net asset value, end of period	$17.93		$17.30	$25.27		$26.02	$25.48	$24.32	$23.03

Market price, end of period	$16.59		$16.84	$26.18		$26.31	$26.60	$23.89	$21.99

Total Return(d)
Based on net asset value	7.31	%(e)	(26.55)%	(0.08	)%(e)	7.96%	10.73%	12.60%	5.23%

Based on market price	2.00	%(e)	(30.99)%	2.37	%(e)	4.56%	17.68%	15.84%	1.17%

Ratios to Average Net Assets(f)
Total expenses	3.42	%(g)	1.84%	1.07	%(g)	1.20%	1.97%	2.53%	2.03%

Total expenses after fees waived and/or reimbursed	3.42	%(g)	1.84%	1.07	%(g)	1.20%	1.97%	2.53%	2.03%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.87	%(g)	0.87%	0.87	%(g)	0.86%	0.91%	0.93%	0.91%

Net investment income	4.96	%(g)	5.82%	5.01	%(g)	5.31%	5.88%	6.02%	6.27%

Supplemental Data
Net assets, end of period (000)	$1,108,209		$1,068,830	$1,508,138		$1,533,818	$1,456,804	$1,389,003	$1,315,521

Borrowings outstanding, end of period (000)	$544,499		$563,753	$769,609		$706,800	$712,054	$799,955	$742,657

Portfolio turnover rate	5%		11%	3%		16%	15%	7%	8%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.   ORGANIZATION
BlackRock Taxable Municipal Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.   SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Collateralization: If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.   SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the six months ended June 30, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $553,935,230 and 5.15%, respectively.

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non‑Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount

Barclays Bank PLC	$(280,072,651)	$280,072,651		$—		$—
RBC Capital Markets, LLC	(211,911,328)	211,911,328		—		—
TD Securities (USA) LLC	(52,515,111)	52,515,111		—		—

	$(544,499,090)	$544,499,090		$—		$—

(a)
Collateral, if any, with a value of $608,109,863 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.
5.   DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55% of the average daily value of the Trust’s managed assets.
For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Distribution Fees: BBN has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BBN common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BBN’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2023 amounted to $216.
Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2023, the amounts waived were $6,818.
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the six months ended June 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.
7.   PURCHASES AND SALES
For the six months ended June 30, 2023, purchases and sales of investments, excluding short-term securities, were $86,200,552 and $112,058,738, respectively.
8.   INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.
As of December 31, 2022, the Trust had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards	(a)

BBN	$ (70,279,306)

(a)	Amounts available to offset future realized capital gains.
As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BBN	$1,582,408,462	$95,615,688	$(53,581,957)	$ 42,033,731
9.   PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.
The Build America Bonds (“BABs”) market is smaller, less diverse and less liquid than other types of municipal securities. Since the BABs program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.
The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (unaudited) (continued)

Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.
10.  CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/23	Year Ended 12/31/22

BBN	—	50,021
The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trust will purchase shares in any particular amounts. For the six months ended June 30, 2023, the Trust did not repurchase any shares.
BBN has filed a prospectus with the SEC allowing it to issue an additional 20,000,000 Common Shares through an equity Shelf Offering. Under the Shelf Offering, BBN, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 15,569,359 Common Shares remain available for issuance under the Shelf Offering. During the six months ended June 30, 2023, BBN issued 5,932 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.
Initial costs incurred by BBN in connection with its shelf offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.
11.  SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BBN	07/03/23	07/14/23	07/31/23	$ 0.092900
	08/01/23	08/15/23	08/31/23	0.092900

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Taxable Municipal Bond Trust (the “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment adviser.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with the Fund’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
B. The Investment Performance of the Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to the Performance Metrics.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	29

Additional Information

Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BBN’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.
The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:

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Additional Information   (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, BBN may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, BBN may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BBN’s NAV per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BBN to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks –including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On February 17, 2021, BBN filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BBN are not offers to sell BBN Common Shares or solicitations of an offer to buy BBN Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BBN contains important information about BBN, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BBN carefully and in its entirety before investing. Copies of the final prospectus for BBN can be obtained from BlackRock at blackrock.com.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	31

Additional Information   (continued)

Trust and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trust
Computershare Trust Company, N.A.	100 Bellevue Parkway
Canton, MA 02021	Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

GO	General Obligation Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bond

SAP	Subject to Appropriations

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

Want to know more?
blackrock.com    |    800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
TAXMB-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 25, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: August 25, 2023